Exhibit 23(a)

               CONSENT OF INDEPENDENT ACCOUNTANTS AND TAX ADVISORS



We consent to the inclusion in this registration statement on Form S-2 (File No.333-_______) of our report dated February 9, 1996 on our audits of the consolidated financial statements of Columbus Energy Corp. as of November 30, 1995 and 1994, and for each of the three years in the period ended November 30, 1995. We consent to the reference to our Firm under the caption "Federal Income Tax Matters Relating to the offering". We also consent to the reference to our Firm under the caption "Experts".



COOPERS & LYBRAND L.L.P.

Denver, Colorado
January 10, 1997

Exhibit 23(b)

                    (REED W. FERRILL & ASSOCIATES LETTERHEAD)

                                 January 2, 1997

Columbus Energy Corp.
1660 Lincoln Street, Suite 2400
Denver, Colorado 80264


     Reed W. Ferrill & Associates, Inc. consents to the use of its name and its reports dated January 22, 1996 entitled "Columbus Energy Corp., Reserve and Revenue Forecast as of November 30, 1995, Constant Prices and Costs" in whole or in part, by Columbus Energy Corp. (Columbus) in this Form S-2 Report to the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Experts".



                                             for and on behalf of
                                             Reed W. Ferrill & Associates, Inc.

                                             \s\Reed W. Ferrill
                                             ------------------
                                             Reed W. Ferrill
                                             President

Exhibit 23(c)

                       (HUDDLESTON & CO., INC. LETTERHEAD)


                                 January 2, 1997



Columbus Energy Corp.
1660 Lincoln Street, Suite 2400
Denver, Colorado 80264


Huddleston & Co., Inc. consents to the use of its name and its report dated January 22, 1996, entitled "Columbus Energy Corp., Berry R. Cox Field, Estimated Reserves and Revenues, as of November 30, 1995, Constant Product Prices" in whole or in part by Columbus Energy Corp. (Columbus) in Columbus' Form S-2 to the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Experts".

                                                  For and On Behalf of

                                                  HUDDLESTON & CO., INC.

                                                  \s\Peter D. Huddleston
                                                  ----------------------
                                                  Peter D. Huddleston, P.E.
                                                  President